Putnam
Research
Fund

ANNUAL REPORT
July 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

Dear Shareholder:

Although Putnam Research Fund outperformed its benchmark, the Standard and Poor's 500(registered trademark) Index, for its first fiscal year, it was slightly behind the index for the fiscal year ended July 31, 1997. On the other hand, the fund's 49.62% return at net asset value (41.09% at public offering price) for fiscal 1997 is very strong on an absolute basis, and just 3 percentage points behind the S&P 500's 52.11% for the fiscal period just ended.

All in all, it appears that a round of applause is an appropriate way to mark the end of your fund's second fiscal year -- and indeed, the management team has already received one. It came in the form of a performance comparison with All 206 capital appreciation funds tracked by Lipper Analytical Services* for the year ended July 31, 1997, in which your fund's results soared ahead of the 33.26% average for the category. Since Lipper does not track incubated funds, no specific ranking can be provided for the fund.

*FUND'S STRENGTH WAS BUILT ON IN-DEPTH RESEARCH YET BUOYED BY MARKET TRENDS

Over the past year, stock market indexes broke one record after another as many equity funds struggled to keep up. As concerns about the pace of the economy and possible interest-rate increases sparked several waves of volatility, small- and mid-capitalization companies lost ground -- and the market embarked on a love affair with highly liquid large-cap stocks.

While Putnam Research Fund is not specifically a large-capitalization fund, several of the top-performing stocks in the portfolio fall into this category. It could be said that your fund's performance over the past 12 months reflects, to some extent, the strength of these stocks. However, it would be far more accurate to attribute the year's results to two key factors. One is the skill of Putnam's analysts who identified and recommended undervalued stocks with exceptional growth potential. The other is the active management process that weaves these recommendations into a portfolio that tracks the S&P 500 closely, even though many of the fund's holdings are not in the index.

Footnote reads:
*Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Past performance is not indicative of future results. Because of its incubated status, the fund is not part of the Lipper capital appreciation fund universe but its objectives are comparable with funds in this category.

With only 65 stocks in the portfolio, there is no risk of your fund's becoming an index fund or a copy of the S&P 500. But this sector-representative approach, which is based on a proprietary quantitative process, is an essential part of the fund's strategy. By adapting the S&P characteristics to a portfolio of undervalued stocks, your fund's management team seeks to outperform the index while providing shareholders with a lower level of volatility relative to the index.

*PORTFOLIO CAREFULLY BLENDS S&P AND NON-S&P COMPANIES

In acting on the best recommendations of Putnam's analysts, your fund's managers will purchase stocks of companies that are part of the S&P 500 along with others that do not meet the index's qualifying criteria. During fiscal 1997, both types made positive contributions to performance.

Computer Associates, a leader in mission-critical business software, is both an S&P 500 and a Fortune 500 company. It develops, licenses, and supports over 500 products that enable companies to utilize the latest technologies while making the most of existing investments in hardware, software, and staff expertise. With 160 offices in 40 countries, Computer Associates offered strong revenues that were at odds with its undervalued stock price when it was added to the portfolio. As technology stocks began to recover this spring, the position proved one of the fund's more rewarding holdings. MBNA and Xerox are two other S&P companies that performed well for the fund this year.

[GRAPHIC OMITTED: TOP 10 HOLDINGS (7/31/97)*]

TOP 10 HOLDINGS (7/31/97)*

Intel Corp.
Semiconductors

BankAmerica Corp.
Banking

Total Corp. ADR (France)
Oil and gas

Computer Associates International, Inc.
Computer software

Sprint Corp.
Telephone services

General Electric Co.
Electronics and electrical equipment

Nabisco Holdings Corp. Class A
Food and beverages

Exxon Corp.
Oil and gas

Duke Power Co.
Electric utilities

Philip Morris Cos., Inc.
Tobacco

Footnote reads:
*These holdings represent 29.2% of the fund's net assets as of 7/31/97.
 Portfolio holdings will vary over time.


As a foreign company, Ericsson, a Swedish telecommunications company, is not included in the S&P and is held in your fund's portfolio in the form of an American depository receipt (ADR), which is a share of a foreign security on deposit with a United States bank.* We chose Ericsson over several U.S.-based alternatives because we believed its management expertise and market share in cellular telephones could deliver superior performance at a better price. The company's recent restructuring is intended to strengthen its market organization while intensifying its focus on research and development -- to which it attributes much of its success. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Footnote reads:
*To minimize risk, the fund holds no foreign securities directly. However, although ADRs carry no currency risk, the political and economic risks of investing in foreign securities still apply.


* FUND'S COMMITMENT TO VALUE MAY ALSO BE KEY TO RESILIENCE

As your fund begins its third fiscal year, its managers and analysts are continuing their focus on strong companies whose stocks are undervalued, rather than on seeking to forecast market trends. They work to keep the portfolio fully invested in these stocks; the fund holds no bonds or derivatives. Realistically, while this composition could make the fund quite vulnerable in the event of a stock market decline, it is not unreasonable to consider that in such a scenario, stocks whose prices are already low may not suffer to the same extent as those whose valuations appear excessive. In other words, the impact of any eventual correction may well be less for a portfolio of undervalued stocks.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 17, 1997

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future. Investments in a highly focused portfolio with a relatively small number of holdings may be subject to greater risk than a more broadly diversified portfolio.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of a fund's investment strategy. Putnam Research Fund is designed for investors seeking capital appreciation primarily through common stock investments.

TOTAL RETURN FOR PERIODS ENDED 7/31/97

                                          Standard
                                          & Poor's        Consumer
                            NAV     POP   500 Index       Price Index
------------------------------------------------------------------------
1 year                   49.62%   41.09%   52.11%            2.23%
------------------------------------------------------------------------
Life of fund
(since 10/2/95)          72.49    62.55    69.70             4.77
Annual average           34.70    30.40    33.41             2.57
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                    NAV      POP
------------------------------------------------------------------------
1 year                             33.93%  26.24%
------------------------------------------------------------------------
Life of fund
(since 10/2/95)                    58.52   49.38
Annual average                     30.31   25.94

------------------------------------------------------------------------

POP assumes 5.75% maximum sales charge. Performance data represent past results and do not reflect future performance. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Performance data do not take into account any adjustments for taxes payable on reinvested distributions and reflect an expense limitation which is currently in effect.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/2/95


Plot points read:
Date           Fund at POP   S&P 500 Index  Consumer Price Index
10/2/95           9423           11170              10000
1/31/96          10641           11170              10163
7/30/96          11688           12032              10300
1/31/97          12951           13384              10444
7/31/97          16255           16970              10477

Footnote reads:
Past performance is no assurance of future results.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97
------------------------------------------------------------------------
Distributions (number)          1
------------------------------------------------------------------------
Income                       $0.092
------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                     0.038
------------------------------------------------------------------------
Short-term                    0.657
------------------------------------------------------------------------
  Total                      $0.787
------------------------------------------------------------------------

Share value:               NAV     POP
------------------------------------------------------------------------
7/31/96                  $ 9.75  $10.34
------------------------------------------------------------------------
7/31/97                   13.58   14.41
------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume a maximum 5.75% sales charge.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.*

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Research Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Research Fund (the "fund") at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 11, 1997



Portfolio of investments owned
July 31, 1997


COMMON STOCKS (99.4%) *
NUMBER OF SHARES                                                                                       VALUE

Aerospace (2.5%)
------------------------------------------------------------------------------------------------------------
          3,400  Boeing Co.                                                                   $      199,963
          1,200  Textron, Inc.                                                                        84,075
                                                                                              --------------
                                                                                                     284,038

Apparel (1.4%)
------------------------------------------------------------------------------------------------------------
          3,100  Jones Apparel Group, Inc. +                                                         161,006

Banks (8.3%)
------------------------------------------------------------------------------------------------------------
          5,400  BankAmerica Corp.                                                                   407,700
          1,400  Citicorp                                                                            190,050
          1,350  Fifth Third Bancorp                                                                  85,303
          1,200  Mercantile Bancorpation, Inc.                                                        84,675
          2,700  NationsBank Corp.                                                                   192,206
                                                                                              --------------
                                                                                                     959,934

Business Services (0.9%)
------------------------------------------------------------------------------------------------------------
          7,210  Officemax, Inc. +                                                                   100,940

Chemicals (0.8%)
------------------------------------------------------------------------------------------------------------
          1,400  Eastman Chemical Co.                                                                 84,700

Computer Equipment (0.8%)
------------------------------------------------------------------------------------------------------------
          1,700  Newbridge Networks Corp. (Canada)                                                    88,613

Computer Peripherals (1.3%)
------------------------------------------------------------------------------------------------------------
          3,000  EMC Corp. +                                                                         151,500

Computer Software (3.0%)
------------------------------------------------------------------------------------------------------------
          5,000  Computer Associates Intl., Inc.                                                     340,313

Computers (1.5%)
------------------------------------------------------------------------------------------------------------
          1,600  IBM Corp.                                                                           169,200

Consumer Products (3.6%)
------------------------------------------------------------------------------------------------------------
          2,500  Gillette Co.                                                                        247,500
          4,300  Lowe's Cos., Inc.                                                                   161,788
                                                                                              --------------
                                                                                                     409,288
Consumer Services (2.4%)
------------------------------------------------------------------------------------------------------------
         11,100  CUC International, Inc. +                                                           273,338

Electric Utilities (3.4%)
------------------------------------------------------------------------------------------------------------
          5,700  Duke Power Co.                                                                      288,919
          3,300  Pinnacle West Capital Corp.                                                         104,156
                                                                                              --------------
                                                                                                     393,075

Electronics and Electrical Equipment (5.4%)
------------------------------------------------------------------------------------------------------------
          2,000  Applied Materials, Inc. +                                                           183,750
          4,400  General Electric Co.                                                                308,825
          1,900  Hewlett-Packard Co.                                                                 133,119
                                                                                              --------------
                                                                                                     625,694

Environmental Control (1.5%)
------------------------------------------------------------------------------------------------------------
          2,200  Browning-Ferris Industries, Inc.                                                     81,400
          2,100  USA Waste Services, Inc. +                                                           84,656
                                                                                              --------------
                                                                                                     166,056

Farm Equipment (1.2%)
------------------------------------------------------------------------------------------------------------
          2,500  Deere (John) & Co.                                                                  142,188

Financial Services (7.5%)
------------------------------------------------------------------------------------------------------------
          2,400  American Express Co.                                                                201,000
          1,700  Associates First Capital Corp.                                                      112,094
          1,650  Franklin Resources, Inc.                                                            140,147
          4,275  MBNA Corp.                                                                          192,375
          3,100  Travelers Group, Inc.                                                               223,006
                                                                                              --------------
                                                                                                     868,622

Food and Beverages (5.6%)
------------------------------------------------------------------------------------------------------------
          7,000  Nabisco Holdings Corp. Class A                                                      297,500
          6,900  PepsiCo, Inc.                                                                       264,356
          3,100  Whitman Corp.                                                                        78,275
                                                                                              --------------
                                                                                                     640,131

Gas Utilities (1.0%)
------------------------------------------------------------------------------------------------------------
          1,700  Columbia Gas System, Inc.                                                           116,875

Health Care Services (2.2%)
------------------------------------------------------------------------------------------------------------
          3,600  HEALTHSOUTH Corp. +                                                                  95,400
          2,700  United Healthcare Corp.                                                             153,900
                                                                                              --------------
                                                                                                     249,300

Household Products (1.0%)
------------------------------------------------------------------------------------------------------------
            800  Clorox Co.                                                                          111,700

Insurance (2.6%)
------------------------------------------------------------------------------------------------------------
          2,100  American General Corp.                                                              111,825
          3,300  AON Corp.                                                                           184,800
                                                                                              --------------
                                                                                                     296,625

Medical Supplies and Devices (1.7%)
------------------------------------------------------------------------------------------------------------
          2,300  Medtronic, Inc.                                                                     200,675

Metals and Mining (1.8%)
------------------------------------------------------------------------------------------------------------
          7,700  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                    209,825

Office Equipment (1.9%)
------------------------------------------------------------------------------------------------------------
          2,700  Xerox Corp.                                                                         222,075

Oil and Gas (9.1%)
------------------------------------------------------------------------------------------------------------
          1,254  British Petroleum PLC ADR (United Kingdom)                                          103,377
          4,500  Exxon Corp.                                                                         289,125
          2,600  Mobil Corp.                                                                         198,900
          6,908  Total Corp. ADR (France)                                                            348,420
          1,400  Western Atlas, Inc. +                                                               111,388
                                                                                              --------------
                                                                                                   1,051,210

Pharmaceuticals and Biotechnology (5.1%)
------------------------------------------------------------------------------------------------------------
          1,100  Bristol-Myers Squibb Co.                                                             86,281
          2,700  Merck & Co., Inc.                                                                   280,631
          5,900  Pharmacia & Upjohn, Inc.                                                            222,725
                                                                                              --------------
                                                                                                     589,637

Publishing (1.4%)
------------------------------------------------------------------------------------------------------------
            800  Gannett Co., Inc.                                                                    79,450
          1,600  Tribune Co.                                                                          84,700
                                                                                              --------------
                                                                                                     164,150

Railroads (0.7%)
------------------------------------------------------------------------------------------------------------
            800  Burlington Northern Santa Fe Corp.                                                   77,250

Retail (2.0%)
------------------------------------------------------------------------------------------------------------
          3,600  Dayton Hudson Corp.                                                                 232,650

Semiconductors (5.4%)
------------------------------------------------------------------------------------------------------------
          5,200  Intel Corp.                                                                         477,425
          1,300  Texas Instruments, Inc.                                                             149,500
                                                                                              --------------
                                                                                                     626,925

Telecommunication Equipment (2.9%)
------------------------------------------------------------------------------------------------------------
            800  Northern Telecom Ltd. (Canada)                                                       83,650
          3,900  Panamsat Corp. +                                                                    119,681
          2,200  Tellabs, Inc.+                                                                      131,725
                                                                                              --------------
                                                                                                     335,056

Telephone Services (2.7%)
------------------------------------------------------------------------------------------------------------
          6,300  Sprint Corp.                                                                        311,850

Telephone Utilities (2.8%)
------------------------------------------------------------------------------------------------------------
          3,800  Ericsson (L. M.) Telephone Co. ADR Class B
                   (Sweden)                                                                          171,950
          2,500  SBC Communications, Inc.                                                            147,969
                                                                                              --------------
                                                                                                     319,919

Tobacco (3.2%)
------------------------------------------------------------------------------------------------------------
          6,400  Philip Morris Cos., Inc.                                                            288,800
          2,500  RJR Nabisco Holdings Corp.                                                           82,031
                                                                                              --------------
                                                                                                     370,831

Wireless Communications (0.8%)
------------------------------------------------------------------------------------------------------------
          2,700  Airtouch Communications, Inc. +                                                      88,931
                                                                                              --------------
                 Total Common Stocks  (cost $8,749,737)                                       $   11,434,120

SHORT-TERM INVESTMENTS (0.9%)*(cost $106,017)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $   106,000  Interest in $204,956,000 joint repurchase agreement dated July 31, 1997 with UBS Securities due
                   August 1, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $106,017 for an
                   effective yield of 5.76%                                                   $      106,017
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $8,855,754) ***                                      $   11,540,137
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $11,508,736.

*** The aggregate identified cost on a tax basis is $8,892,903, resulting in gross unrealized appreciation and depreciation of $2,692,605 and $45,371, respectively, or net unrealized appreciation of $2,647,234.

  +  Non-income-producing security.

ADR after the name of a foreign holding stands for American
Depository Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $8,855,754) (Note 1)                                                   $11,540,137
---------------------------------------------------------------------------------------------------
Cash                                                                                            696
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                    15,858
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                        1,605
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    7,147
---------------------------------------------------------------------------------------------------
Total assets                                                                             11,565,443

Liabilities
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 22,420
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    1,825
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 1,044
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                      8
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                    8,843
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       22,567
---------------------------------------------------------------------------------------------------
Total liabilities                                                                            56,707
---------------------------------------------------------------------------------------------------
Net assets                                                                              $11,508,736

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         $ 7,882,019
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                 40,752
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                       901,582
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                2,684,383
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                              $11,508,736

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($11,508,736 divided by 847,428 shares)                                                      $13.58
---------------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $13.58)*                                              $14.41
---------------------------------------------------------------------------------------------------
* On single sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $834)                                                    $146,319
--------------------------------------------------------------------------------------------------
Interest                                                                                     1,530
--------------------------------------------------------------------------------------------------
Total investment income                                                                    147,849
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                            54,610
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              14,835
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            2,716
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                60
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                 232
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      4,818
--------------------------------------------------------------------------------------------------
Auditing                                                                                    16,559
--------------------------------------------------------------------------------------------------
Legal                                                                                        5,558
--------------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                            (14,975)
--------------------------------------------------------------------------------------------------
Total expenses                                                                              84,413
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                  (5,518)
--------------------------------------------------------------------------------------------------
Net expenses                                                                                78,895
--------------------------------------------------------------------------------------------------
Net investment income                                                                       68,954
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         1,095,630
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                               2,383,859
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  3,479,489
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $3,548,443
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                        For the period
                                                                                                       October 2, 1995
                                                                                                         (commencement
                                                                                        Year ended   of operations) to
                                                                                           July 31             July 31
                                                                                              1997                1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $68,954             $45,467
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         1,095,630             240,380
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               2,383,859             300,524
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     3,548,443             586,371
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (57,507)            (17,804)
From net realized gain on investments                                                     (434,428)                 --
Increase from capital share transactions (Note 4)                                        1,833,147           4,050,514
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             4,889,655           4,619,081

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      6,619,081           2,000,000
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $40,752 and $29,103, respectively                                            $11,508,736          $6,619,081
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Year   For the period
Per-share                                                                                              ended     Oct. 2, 1995+
operating performance                                                                                July 31       to July 31
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1997             1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $9.75            $8.50
----------------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    .10(d)           .09(a)(d)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                     4.52             1.21
----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   4.62             1.30
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.09)            (.05)
----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                          (.70)              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.79)            (.05)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $13.58            $9.75
----------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                                                              49.62            15.28*
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                       $11,509           $6,619
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                               1.00(d)           .86*(d)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                .82(d)           .92*(d)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                119.20            80.74*
----------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid                                                                                             $.0233           $.0284
----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the period ending July 31, 1997, and July 31, 1996, reflect a reduction of $0.02 and $0.05 per share respectively.




Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

Putnam Research Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and organization expenses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended
July 31, 1997, the fund reclassified $202 to increase undistributed net investment income and $202 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $8,843. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any excess thereafter. Effective April 1, 1997, the base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 composite Stock Price Index.

Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3%, subject to a maximum increase or decrease of 0.07% of average net assets. There was no such adjustment as of July 31, 1997.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) from October 2, 1995 (commencement of operations) through December 31, 1997, to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. and payments under the trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1997, fund expenses were reduced by $5,518 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $108 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the Plan.

During the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as the underwriter, received no net commissions from the sales of shares of the fund.

Note 3
Purchase and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $11,238,239 and $9,833,473, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                         372,818       $4,217,387
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        46,401          491,935
------------------------------------------------------------
                                    419,219        4,709,322

Shares
repurchased                        (250,784)      (2,876,175)
------------------------------------------------------------
Net increase                        168,435       $1,833,147
------------------------------------------------------------

                                         For the period
                                         October 2, 1995
                                        (commencement of
                                         operations) to
                                          July 31, 1996
------------------------------------------------------------
                                     Shares           Amount
------------------------------------------------------------
Shares sold                         548,532       $5,054,069
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,989           17,804
------------------------------------------------------------
                                    550,521        5,071,873

Shares
repurchased                        (106,822)      (1,021,359)
------------------------------------------------------------
Net increase                        443,699       $4,050,514
------------------------------------------------------------
At July 31, 1997, Putnam Investments, Inc. owned 646,388 shares of the fund (76.3% of shares outstanding), valued at $8,777,949.



Federal tax information
(Unaudited)

The fund has designated 25.81% of the distributions from net investment income as qualifying for the dividends received deduction for corporations. The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $0.038 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) as capital gain dividends for its taxable year ended July 31, 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas R. Bogan
Vice President and Fund Manager

Patrick O'Donnell
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

35889-2AQ   9/97